Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

7) Goodwill

The following table sets forth the carrying amount and activity of goodwill as of December 31, 2021:

Amount
Balance as of December 31, 2020	$1,739
Acquisitions (Note 3)	114,388
Effect of exchange rate on goodwill	(921)
Balance as of December 31, 2021	$115,206

Goodwill increased by $114,388 in fiscal 2021 due to acquisitions completed during the period. See Note 3 for a detailed discussion of goodwill acquired.

The Company performed an impairment test of its goodwill as of the first day of the fourth fiscal quarter in accordance with its regularly scheduled testing. The results of this test indicated that the Company’s goodwill was not impaired. There were no other indicators of impairment noted during the fiscal year ended December 31, 2021.